Supplementary Agreement
Advances

Between

CENNTRO INC.

And

ZHONGCHAI HOLDING (HONG KONG) LIMITED

This Supplementary Agreement (hereinafter referred to as "this Agreement") is entered into on April 15, 2025, by and between:

Borrower: **CENNTRO INC.**
Address: 501 Okerson Road, Freehold, NJ 07728

Lender: **ZHONGCHAI HOLDING (HONG KONG) LIMITED**
Address: 11-F, Building #12, Sunking Plaza, Gaojiao Road, Hangzhou, Zhejiang, PRC 31112

Whereas:

1. ZHONGCHAI HOLDING (HONG KONG) LIMITED has advanced loan funds of USD 1,000,000 (hereinafter referred to as the "Advanced Funds") to CENNTRO INC., with full disbursement completed by the end of February 2025;
2. Both parties formally executed the Loan Agreement and Promissory Note on April 15, 2025;
3. Both parties have reached the following supplementary agreement regarding interest calculation for the Advanced Funds prior to the formal execution of the agreements.

1． Confirmation of Interest-Free Period

1.1 Both parties confirm that the period from the actual disbursement date to the day before the agreement execution date (April 14, 2025) shall be an interest-free period for the Advanced Funds.

1.2 During the interest-free period, CENNTRO INC. shall not be required to pay any interest or other usage fees for the Advanced Funds.

2． Commencement of Interest

2.1 Interest on the Advanced Funds shall begin accruing from the execution date of this Agreement (April 15, 2025) at the annual rate of 7.5% as stipulated in the Loan Agreement and Promissory Note.

2.2 The method of interest calculation and other terms shall be subject to the formally executed Loan Agreement and Promissory Note.

3． Validity of Agreement

3.1 This Supplementary Agreement constitutes an integral part of the Loan Agreement and has equal legal effect.

3.2 Matters not covered in this Agreement shall be subject to the terms of the Loan Agreement and Promissory Note.

4． Other Provisions

4.1 This Agreement shall be governed by the laws of the State of New York, USA.

4.2 Any disputes arising from this Agreement shall be submitted to the courts of New York State for resolution.

This Agreement is made in duplicate, with each party holding one copy, and shall become effective upon execution by both parties.

CENNTRO INC.

By: ______________________
Name: Ming He
Title: Treasure
Date: April 15, 2025

ZHONGCHAI HOLDING (HONG KONG) LIMITED

By: ______________________
Name: ______________________
Title: ______________________
Date: April 15, 2025